UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

Apollo Asset Backed Credit Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56622	93-3760466
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.02 Unregistered Sales of Equity Securities.

As of September 1, 2026, Apollo Asset Backed Credit Company LLC (the “Company”) issued and sold the following unregistered shares of the Company (with the final number of shares being determined on September 25, 2026) to third party investors for cash (unless otherwise noted):

Type	Number of Shares Sold	Aggregate Consideration
Series I
A-I Shares	-	$-
F-I Shares	35,597	$900,000
F-S Shares	-	$-
P-I Shares	-	$-
P-S Shares	-	$-
E Shares	-	$-
T-I Shares	40,507	$1,032,688
T-S Shares	39,183	$996,000
I Shares	105,410	$2,680,150
S Shares	2,936	$75,000
Series II
A-I Shares	-	$-
F-I Shares(1)	122,667	$3,106,080
F-S Shares	-	$-
P-I Shares	-	$-
P-S Shares	25,540	$650,000
E Shares	-	$-
T-I Shares	71,981	$1,847,575
T-S Shares	27,543	$702,157
I Shares(2)	501,403	$12,833,517
S Shares	1,951	$50,000
BD Shares	182,433	$4,676,500
I (Acc) Shares	-	$-
F-I (Acc) Shares	-	$-

(1) Includes an aggregate of 50,435 shares that were exchanged from 50,511 of Series I F-I Shares.

(2) Includes an aggregate of 4,143 shares that were exchanged from 4,170 of Series I I Shares.

The offer and sale of shares above were exempt from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act") by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

Transactional Net Asset Value

On September 25, 2026, the operating manager of the Company determined the transactional net asset value (“Transactional Net Asset Value”) per share, being the price at which sales of the Company’s shares are made, of the following types of the Company’s shares as of August 31, 2026:

Type	Transactional Net Asset Value per Share
Series I
A-I Shares	$25.13
F-I Shares	$25.28
F-S Shares	$25.46
P-I Shares	$24.89
P-S Shares	$24.87
E Shares	$25.46
T-I Shares	$25.49
T-S Shares	$25.42
I Shares	$25.43
S Shares	$25.54
Series II
A-I Shares	$25.13
F-I Shares	$25.32
F-S Shares	$25.26
P-I Shares	$25.81
P-S Shares	$25.45
E Shares	$24.80
T-I Shares	$25.67
T-S Shares	$25.49
I Shares	$25.60
S Shares	$25.63
BD Shares	$25.63

As of August 31, 2026, there were no A-II Shares outstanding for Series I or Series II, and no I (Acc) or F-I (Acc) Shares outstanding for Series II.

The Transactional Net Asset Value of the Company’s outstanding shares is also available on its website at https://www.apollo.com/abc, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Distributions

On September 25, 2026, the Company declared distributions on the following types of the Company's outstanding shares for each of Apollo Asset Backed Credit Company LLC - Series I ("Series I") and Apollo Asset Backed Credit Company LLC - Series II ("Series II"), in the amounts per share set forth below:

Distributions
Share Type	Series I	Series II
A-I Shares	$0.1035	$0.1430
F-I Shares	$0.1004	$0.1393
F-S Shares	$0.0914	$0.1225
P-I Shares	$0.0935	$0.1353
P-S Shares	$0.0986	$0.1287
E Shares	$0.1268	$0.1646
T-I Shares	$0.0957	$0.1346
T-S Shares	$0.0880	$0.1174
I Shares	$0.0955	$0.1342
S Shares	$0.0885	$0.1181
BD Shares	$-	$0.1344

The distributions for each type of share are payable to holders of record at the close of business on September 30, 2026 and will be paid on or about October 28, 2026. The distributions will be paid in cash or reinvested in shares of the Company for shareholders participating in the Company's distribution reinvestment plan.

Special Note Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect” and “intend” and similar words or variations thereof may indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties, including factors outside of the Company’s control. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” and elsewhere in the Company’s most recent publicly filed Annual Report on Form 10-K and in its other filings with the SEC. Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. The Company assumes no duty and does not undertake to update the forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of August 31, 2026

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ASSET BACKED CREDIT COMPANY LLC

By:	/s/ Robert Rossitto
Name:	Robert Rossitto
Title:	Chief Financial Officer

Date: September 25, 2026